SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of November 4, 2010 is entered into by and among the financial institutions signatory hereto (each a “Lender” and collectively the “Lenders”), BANK OF AMERICA, N.A., as Agent for the Lenders (in such capacity, “Agent”) and THQ INC., a Delaware corporation (“Borrower”).
RECITALS
A.    Borrower, Agent and the Lenders have previously entered into that certain Loan and Security Agreement dated as of June 30, 2009 (as amended, supplemented, restated and modified from time to time, the “Loan Agreement”), pursuant to which the Lenders have made certain loans and financial accommodations available to Borrower. Terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.
B.    Borrower has requested that Agent and the Lenders amend the Loan Agreement, which Agent and the Lenders are willing to do pursuant to the terms and conditions set forth herein.
C.    Borrower is entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Agent's or any Lender's rights or remedies as set forth in the Loan Agreement is being waived or modified by the terms of this Amendment.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.Amendments to Loan Agreement.

(a)The proviso in clause (c) of the definition of "Eligible Accounts" in Section 1.1 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“provided that, if the Account Debtor is GameStop Corp., Target Corporation, Best Buy Co., Inc., ToysRUs, Inc. or COKeM International Ltd., or any Affiliate of the foregoing, such percentage limitation shall be 50%, 25%, 25%, 15% and 15%, respectively, with respect to such Account Debtor and its Affiliates (or, in any such case, such higher percentage as Agent may establish for the Account Debtor from time to time);”
(b)The definition of "Eligible Accounts" in Section 1.1 of the Loan Agreement is hereby amended by: (1) deleting the “or” at the end of clause (n) of such definition, (2) deleting the “.” at the end of clause (o) of such definition and replacing it with a “; or” in lieu thereof, and (3) adding the following clause (p) to the end of such definition:

“(p)     the Account Debtor with respect to such Account is Wal-Mart Stores, Inc. or any of its operating subsidiaries.”
2.Effectiveness of this Amendment. The following shall have occurred before this Amendment is effective:

(a)Amendment. Agent shall have received this Amendment fully executed in a sufficient number of counterparts for distribution to all parties.

(b)Representations and Warranties. The representations and warranties set forth herein must be true and correct.

(c)No Default. No event has occurred and is continuing that constitutes an Event of Default.

(d)Other Required Documentation. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Agent.

3.Representations and Warranties. Borrower represents and warrants as follows:

(a)Authority. Borrower has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Loan Documents (as amended or modified hereby) to which it is a party. The execution, delivery and performance by Borrower of this Amendment have been duly approved by all necessary corporate action and no other corporate proceedings are necessary to consummate such transactions.

(b)Enforceability. This Amendment has been duly executed and delivered by Borrower. This Amendment and each Loan Document to which Borrower is a party (as amended or modified hereby) is the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, and is in full force and effect.

(c)Representations and Warranties. The representations and warranties contained in each Loan Document to which Borrower is a party (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.

(d)Due Execution. The execution, delivery and performance of this Amendment are within the power of Borrower, have been duly authorized by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on Borrower.

(e)No Default. No event has occurred and is continuing that constitutes an Event of Default.

4.Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the internal laws of the State of California, without giving effect to any conflict of law principles (but giving effect to Federal laws relating to national banks). The consent to forum and arbitration provisions set forth in Section 14.15 of the Loan Agreement are hereby incorporated in this Amendment by reference.

5.Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile or a substantially similar electronic transmission shall have the same force and effect as the delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this

Amendment by telefacsimile or a substantially similar electronic transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of such agreement.

6.Reference to and Effect on the Loan Documents.

(a)Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to “the Loan Agreement”, “thereof” or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

(b)Except as specifically amended above, the Loan Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Borrower to Agent and the Lenders.

(c)The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Agent or any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(d)To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

7.Ratification. Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Loan Agreement, as amended hereby, and the Loan Documents effective as of the date hereof.

8.Estoppel. To induce Lenders to enter into this Amendment and to continue to make advances to Borrower under the Loan Agreement, Borrower hereby acknowledges and agrees that, as of the date hereof, there exists no right of offset, defense, counterclaim or objection in favor of Borrower as against Agent or any Lender with respect to the Obligations.

9.Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

10.Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

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IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

BORROWER

THC INC., a Delaware corporation
By: /s/ Paul J. Pucino
Name: Paul J. Pucino
Title: CFO

AGENT AND LENDERS

BANK OF AMERICA, N.A.,
as Agent and as sole Lender
By: /s/ Bobby P.S. Bans
Name: Bobby P.S. Bans
Title: Vice President

ACKNOWLEDGEMENT BY GUARANTORS
Dated as of November 4, 2010
Each of the undersigned, being a Guarantor (each a “Guarantor” and, collectively, the “Guarantors”) under that certain Guaranty and Security Agreement dated as of June 30, 2009 made in favor of Agent (as amended, supplemented or otherwise modified from time to time, the “Guaranty”), hereby acknowledges and agrees to the foregoing Second Amendment to Loan and Security Agreement and Waiver (the “Amendment”) and confirms and agrees that the Guaranty is and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of the Amendment, each reference in such Guaranty to the Loan Agreement (as defined in the Amendment), “thereunder”, “thereof” or words of like import referring to the “Loan Agreement”, shall mean and be a reference to the Loan Agreement as amended or modified by the Amendment. Although Agent has informed Guarantors of the matters set forth above, and each Guarantor has acknowledged the same, each Guarantor understands and agrees that Agent has no duty under the Loan Agreement, the Guaranty or any other agreement with any Guarantor to so notify any Guarantor or to seek such an acknowledgement, and nothing contained herein is intended to or shall create such a duty as to any advances or transaction hereafter.

LOCOMOTIVE GAMES, INC.,
a California corporation

By: /s/ Teri J. Manby
Name: Teri J. Manby
Title: CFO
THQ DIGITAL STUDIOS PHOENIX,
an Arizona corporation

By: /s/ Teri J. Manby
Name: Teri J. Manby
Title: CFO
VIGIL GAMES, INC.,
a Texas corporation

By: /s/ Teri J. Manby
Name: Teri J. Manby
Title: CFO
VOLITION, INC.,
a Delaware corporation

By: /s/ Teri J. Manby
Name: Teri J. Manby
Title: CFO

THQ MARYLAND, INC.,
a Delaware corporation

By: /s/ Teri J. Manby
Name: Teri J. Manby
Title: CFO

THQ WIRELESS, INC.,
a Delaware corporation

By: /s/ Teri J. Manby
Name: Teri J. Manby
Title: CFO